                     Incorporated Under the Laws of Delaware

Number                                                                Shares
 D-__                          [GRAPHIC OF EAGLE]                  ____________
                        NEXTLINK Communications, Inc.

               Series D Convertible Participating Preferred Stock

                            $.01 Par Value Per Share



      THIS IS TO CERTIFY THAT __________________________ is the owner of __________________________________ fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized Attorney upon surrender of this Certificate properly endorsed.

      IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.



Dated:
       ----------------------    ---------------------------------------------
                                    Title:                    Title:




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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

THE SALE, PLEDGE, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE PROVISIONS OF A STOCK PURCHASE AGREEMENT DATED AS OF DECEMBER 7, 1999, A COPY OF WHICH IS AVAILABLE UPON REQUEST FOR INSPECTION AT THE OFFICES OF THE CORPORATION. ANY SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF THE CORPORATION.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. A COPY OF THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS AND SERIES WILL BE FURNISHED BY THE CORPORATION UPON WRITTEN REQUEST AND WITHOUT CAUSE.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

 TEN COM  -- as tenants in common                            UNIF GIFT MIN ACT--.................Custodian.............. (Minor)
 TEN ENT  -- as tenants by the entireties                                under Uniform Gifts to Minors Act................ (State)
 JT TEN   -- as joint tenants with right of survivorship
             and not as tenants in common
For value received, the undersigned hereby sells, assigns and transfers unto        PLEASE INSERT SOCIAL SECURITY
                                                                                    OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares represented by the within Certificate, and hereby irrevocably constitutes and appoints ___________________________________________________________________
__________________________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      ---------------------------
            In presence of               ---------------------------------------